EXHIBIT 10.14


                        INTERCORPORATE SERVICES AGREEMENT

                                      AMONG

                              CONTRAN CORPORATION,

                                   TREMONT LLC

                                       AND

                           TITANIUM METALS CORPORATION


                           Dated as of January 1, 2004


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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I.   AMENDS AND SUPERSEDES PRIOR AGREEMENT............................2


ARTICLE II.  RETENTION OF CONTRAN.............................................2

         Section 2.1.  Performance of Contran Services........................2
         Section 2.2.  Director Services Not Included.........................2
         Section 2.3.  Outside Services.......................................2
         Section 2.4.  Disclaimer, Limited Liability; Indemnification.........3

ARTICLE III. RETENTION OF TIMET.............................................. 3

         Section 3.1.  TIMET Services.........................................3
         Section 3.2.  TIMET Occupancy and Related Office Services............4
         Section 3.3.  Outside Services.......................................4
         Section 3.4.  Disclaimer, Limited Liability; Indemnification.........4

ARTICLE IV.  COMPENSATION.....................................................5

         Section 4.1.  Compensation for Services..............................5
         Section 4.2.  Out-of-Pocket Costs....................................5

ARTICLE V.   CONFIDENTIALITY..................................................5

         Section 5.1.  Confidentiality........................................5

ARTICLE VI.  MISCELLANEOUS....................................................6

         Section 6.1.  Maintenance and Inspection of Records..................6
         Section 6.2.  Notices................................................6
         Section 6.3.  Term; Renewal..........................................7
         Section 6.4.  Independent Contractor.................................7
         Section 6.5.  Force Majeure..........................................7
         Section 6.6.  Entire Agreement.......................................7
         Section 6.7.  Amendments.............................................7
         Section 6.8.  Severability...........................................7
         Section 6.9.  Counterparts...........................................8
         Section 6.10. Successors and Assigns.................................8
         Section 6.11. Governing Law..........................................8
         Section 6.12. Submission to Jurisdiction; Service; Waivers...........8
         Section 6.13. No Third-Party Beneficiaries...........................8
         Section 6.14. Titles and Headings....................................8

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                        INTERCORPORATE SERVICES AGREEMENT

     This Intercorporate Services Agreement ("Agreement") is entered into effective as of January 1, 2004 (the "Effective Date"), among Contran Corporation, a Delaware corporation ("Contran"), Tremont LLC, a Delaware limited liability company ("Tremont"), and Titanium Metals Corporation, a Delaware corporation ("TIMET")

                                    Recitals

     A. TIMET and Tremont are indirectly held subsidiaries of Contran.

     B. TIMET has and will have the need for executive, management, financial, audit, accounting, tax, legal, insurance, risk management, treasury, technical, consulting, administrative and other services as required from time to time in the ordinary course of TIMET's business (collectively, the "Contran Services"), but has determined that it is not cost effective to obtain and separately maintain the infrastructure associated with the Contran Services, particularly the costs associated with attracting and maintaining on its payroll on a full time basis a full complement of skilled employees.

     C. Tremont has and will have the need for management, financial, audit, accounting, tax, human resources, legal, technical, consulting, administrative, real property and other services as required from time to time in the ordinary course of Tremont's business (collectively, the "TIMET Services"), but has determined that it is not cost effective to obtain and separately maintain the infrastructure associated with the TIMET Services, particularly the costs associated with attracting and maintaining on its payroll on a full time basis a full complement of skilled employees.

     D. Contran also has and will have the need for the use of certain occupancy and related office services at TIMET's corporate offices, which services shall include, without limitation, mail, telecommunication, copying and other reasonable office services related to such occupancy (the "TIMET Occupancy and Related Office Services" and collectively with the TIMET Services, the "Combined TIMET Services").

     E. Contran is able and willing to provide the Contran Services to TIMET, and TIMET desires to engage Contran as an independent contractor to provide the Contran Services in accordance with the terms set forth in this Agreement.

     F. TIMET is able and willing to provide the TIMET Services to Tremont, and Tremont desires to engage TIMET as an independent contractor to provide the TIMET Services in accordance with the terms set forth in this Agreement.

     G. TIMET is able and willing to provide the TIMET Occupancy and Related Office Services to Contran in accordance with the terms set forth in this Agreement.

                                    Agreement

     For and in consideration of the mutual promises, representations and covenants contained in this Agreement, the parties agree as follows.

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                                   ARTICLE I.
                     AMENDS AND SUPERSEDES PRIOR AGREEMENTS

     This Agreement amends and supersedes in its entirety that certain Intercorporate Services Agreement effective as of January 1, 2003 by and between Contran and TIMET and that certain Intercorporate Services Agreement effective as of January 1, 2003 by and between Tremont and TIMET.

                                   ARTICLE II.
                              RETENTION OF CONTRAN

     Section 2.1. Contran Services.

          (a) TIMET hereby engages and retains Contran to perform the Contran Services and Contran hereby accepts and agrees to provide such Contran
     Services to TIMET upon the terms and conditions set forth in this Agreement. All Contran Services to be provided by Contran hereunder shall be performed at the request and under the direction of TIMET, and Contran shall not have any power to act independently on behalf of TIMET other than as specifically authorized under this Agreement or from time to time by TIMET. Contran shall provide Contran Services in connection with routine functions related to the ongoing ordinary course of TIMET's business. The Contran Services rendered in connection with the conduct of TIMET's business will be on a scale compared to that existing on the effective date of this Agreement, adjusted for internal corporate growth or contraction, but not for major corporate acquisitions or divestitures, and adjustments may be required to the terms of this Agreement in the event of such major corporate acquisitions, divestitures or special projects.

          (b) Contran shall determine the corporate facilities to be used in rendering the Contran Services and the individuals who will render such Contran Services.

          (c) Contran will use reasonable efforts to make the Contran Services available with substantially the same degree of care as it employs in making similar services available for its own operations.

          (d) Those employees or agents of Contran who perform similar services for Contran or for other affiliates of Contran, or both, will perform the Contran Services.

          (e) Nothing herein shall be deemed to restrict any party or its directors, officers, employees or agents from engaging in any business, or from contracting with other parties, including, without limitation, other affiliates of Contran, for similar or different services.

     Section 2.2. Director Services Not Included. The Contran Services do not include any services that employees of Contran may provide to TIMET in their roles as members of TIMET's board of directors or any other activity related to such board of directors.

     Section 2.3. Outside Services. TIMET will continue to bear all other costs required for outside services within the scope of the Contran Services

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including,  but not  limited to, the outside  services of  attorneys,  auditors, trustees, consultants, transfer agents and registrars, and it is expressly understood that Contran assumes no liability for any expenses or services other than those stated in this Article.

     Section 2.4. Disclaimer, Limited Liability; Indemnification.

          (a) Except as expressly provided elsewhere in this Agreement, Contran makes no express or implied representations, warranties or guarantees relating to the Contran Services or the quality or results of the Contran Services to be performed under this Agreement.

          (b) Contran, its directors, officers, employees, stockholders or agents shall not be liable to TIMET or any third party, including any governmental agency, for any claims, demands, losses, liabilities, damages, costs or expenses, including attorneys' and expert witness fees, arising from or in connection with the Contran Services, other than those arising from or in connection with the gross negligence or willful misconduct of Contran or its directors, officers, employees, stockholders or agents (collectively, "Contran No Liability Claims").

          (c) TIMET assumes all liability for, and agrees to defend, indemnify and hold Contran harmless from and against all Contran No Liability Claims. TIMET assumes all liability for, and agrees to defend, indemnify and hold Contran's directors, officers, employees, stockholders or agents harmless from, Contran No Liability Claims to the same extent that Contran could assume such liability for, or defend, indemnify and hold harmless, such entity or person. TIMET shall promptly advance expenses as incurred by Contran its directors, officers, employees, stockholders or agents in connection with TIMET's obligations under this Section.

                                  ARTICLE III.
                               RETENTION OF TIMET

     Section 3.1. TIMET Services.

          (a) Tremont hereby engages and retains TIMET to perform the TIMET Services and TIMET hereby accepts and agrees to provide such TIMET Services to Tremont upon the terms and conditions set forth in this Agreement. All TIMET Services to be provided by TIMET hereunder shall be performed at the request and under the direction of Tremont, and TIMET shall not have any power to act independently on behalf of Tremont other than as specifically authorized under this Agreement or from time to time by Tremont. TIMET shall provide TIMET Services in connection with routine functions related to the ongoing ordinary course of Tremont's business. The TIMET Services rendered in connection with the conduct of Tremont's business will be on a scale compared to that existing on the effective date of this Agreement, adjusted for internal corporate growth or contraction, but not for major corporate acquisitions or divestitures, and adjustments may be required to the terms of this Agreement in the event of such major corporate acquisitions, divestitures or special projects.

          (b) TIMET shall determine the corporate facilities to be used in rendering the TIMET Services and the individuals who will render such TIMET Services.

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          (c) TIMET  will use  reasonable  efforts  to make the  TIMET  Services available with substantially the same degree of care as it employs in making similar services available for its own operations.

          (d) Those employees or agents of TIMET who perform similar services for TIMET or for other affiliates of TIMET, or both, will perform the TIMET Services.

          (e) Nothing herein shall be deemed to restrict any party or its directors, officers, employees or agents from engaging in any business, or from contracting with other parties, including, without limitation, other affiliates of Contran, for similar or different services.

     Section 3.2. TIMET Occupancy and Related Office Services. Contran hereby engages and retains TIMET to provide the TIMET Occupancy and Related Office Services.

     Section 3.3. Outside Services. Tremont will continue to bear all other costs required for outside services within the scope of the TIMET Services including, but not limited to, the outside services of attorneys, auditors, trustees, consultants, transfer agents and registrars, and it is expressly understood that TIMET assumes no liability for any expenses or services other than those stated in this Article.

     Section 3.4. Disclaimer, Limited Liability; Indemnification.

          (a) Except as expressly provided elsewhere in this Agreement, TIMET makes no express or implied representations, warranties or guarantees relating to the Combined TIMET Services or the quality or results of the Combined TIMET Services to be performed under this Agreement.

          (b) TIMET, its directors, officers, employees, stockholders or agents shall not be liable to Contran, Tremont or any third party, including any governmental agency, for any claims, demands, losses, liabilities, damages, costs or expenses, including attorneys' and expert witness fees, arising from or in connection with the TIMET Services, other than those arising from or in connection with the gross negligence or willful misconduct of TIMET or its directors, officers, employees, stockholders or agents (collectively, "TIMET No Liability Claims").

          (c) Contran, its directors, officers, employees, stockholders or agents shall not be liable to Tremont or any third party, including any governmental agency, for any claims, demands, losses, liabilities, damages, costs or expenses, including attorneys' and expert witness fees, arising from or in connection with the TIMET Services (collectively, with the TIMET No Liability Claims, the "Contran and TIMET No Liability Claims").

          (d) Tremont assumes all liability for, and agrees to defend, indemnify and hold (i) TIMET harmless from and against all TIMET No Liability Claims, and (ii) Contran harmless from and against all Contran and TIMET No Liability Claims. Tremont assumes all liability for, and agrees to defend, indemnify and hold TIMET's directors, officers, employees, stockholders or agents harmless from, TIMET No Liability Claims to the same extent that

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     TIMET  could  assume such  liability  for,  or defend,  indemnify  and hold harmless, such entity or person. Tremont assumes all liability for, and agrees to defend, indemnify and hold Contran's directors, officers, employees, stockholders or agents harmless from, Contran and TIMET No
     Liability Claims to the same extent that Contran could assume such liability for, or defend, indemnify and hold harmless, such entity or person. Tremont shall promptly advance expenses as incurred by TIMET or Contran, or either of their directors, officers, employees, stockholders or agents, in connection with Tremont's obligations under this Section.

                                   ARTICLE IV.
                                  COMPENSATION

     Section 4.1. Compensation for Services.

          (a) Contran and TIMET shall agree on the aggregate annual amount for a particular year that (i) TIMET shall owe Contran for the Contran Services (the "Contran Services Annual Amount") and (ii) Contran shall owe TIMET for the TIMET Occupancy and Related Office Services (the "TIMET Occupancy and Related Office Services Annual Amount").

          (b) Tremont and TIMET shall agree on an annual amount for a particular year that Tremont shall owe TIMET for the TIMET Services (the "TIMET Services Annual Amount," and collectively with the TIMET Occupancy and Related Office Services Annual Amount, the "Combined TIMET Services Annual Amount").

          (c) TIMET shall pay to Contran in advance quarterly around the first business day of each quarter one fourth of the result of the Contran Services Annual Amount less the Combined TIMET Services Annual Amount.

          (d) Tremont shall pay to Contran in advance quarterly around the first business day of each quarter one fourth of the TIMET Services Annual Amount.

          (e)  From  time to time  upon a change  to the  annual  amounts  for a
     particular   year,  the  parties,   as  applicable,   shall  promptly  make
     appropriate payments to reflect such change.

          (f) All charges under this Agreement are intended to be equal to the actual cost of such charges without premium or mark-up.

     Section 4.2. Out-of-Pocket Costs. In addition to the fees paid for services under this Agreement, each party will promptly pay to the appropriate other party the amount of out-of-pocket costs incurred by the other party in rendering such services.

                                   ARTICLE V.
                                 CONFIDENTIALITY

     Section 5.1. Confidentiality. Each party shall hold and shall cause its directors, officers, employees, agents, consultants and advisors ("Representatives") to hold in strict confidence all information concerning the other party unless (i) such party is compelled to disclose such information by

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judicial or administrative  process or, in the opinion of its counsel,  by other requirements of law or (ii) such information can be shown to have been (A) in the public domain through no fault of such party or (B) lawfully acquired on a non-confidential basis from other sources. Notwithstanding the foregoing, such party may disclose such information to its Representatives so long as such persons are informed by such party of the confidential nature of such
information   and  are  directed  by  such  party  to  treat  such   information
confidentially. If such party or any of its Representatives becomes legally compelled to disclose any documents or information subject to this Section, such party will promptly notify the other party (or parties) so that the other party (or parties) may seek a protective order or other remedy or waive such party's (or parties') compliance with this Section. If no such protective order or other remedy is obtained or waiver granted, such party will furnish only that portion of the information that it is advised by counsel is legally required and will exercise its reasonable efforts to obtain adequate assurance that confidential treatment will be accorded such information. Such party agrees to be responsible for any breach of this Section by it and its Representatives.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     Section 6.1. Maintenance and Inspection of Records. Each party shall keep accurate books, accounts and records regarding services it provides under this Agreement as may be reasonably necessary for purposes of this Agreement. The recipient of the services under this Agreement shall be permitted to inspect the books, accounts and records of the provider of such services at any reasonable time.

     Section 6.2. Notices. All notices and other communications hereunder shall be in writing, and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) or transmitted by facsimile to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

         If to Contran:    Contran Corporation.
                           Three Lincoln Centre
                           5430 LBJ Freeway, Suite 1700
                           Dallas, Texas   75240-2697
                           Attention:  General Counsel
                           Phone:  972.450.4251
                           Fax:  972.448.1445

         If to Tremont:    Tremont LLC
                           Three Lincoln Centre
                           5430 LBJ Freeway, Suite 1700
                           Dallas, Texas   75240-2697
                           Attention:  General Counsel
                           Phone:  972.450.4251
                           Fax:  972.448.1445

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         If to TIMET:      Titanium Metals Corporation
                           1999 Broadway, Suite 4300
                           Denver, Colorado   80202
                           Attention:  General Counsel
                           Phone:  303.296.5647
                           Fax:  303.291.2990

     Section 6.3. Term; Renewal. The initial term of this Agreement shall commence as of the Effective Date and end on December 31, 2004, but shall be automatically renewed on a quarter-to-quarter basis after the expiration of the initial term. Any party may terminate this Agreement as to such party's rights and obligations by giving written notice of termination to the other parties not less than thirty (30) days in advance of the first day of each successive quarter. In addition, in the event of a material default hereunder by a party, either of the non-defaulting parties may terminate this Agreement as to the defaulting party upon thirty (30) days prior written notice if such default remains uncured and is continuing for twenty (20) days after receipt by the defaulting party of such written notice of intent to terminate. A final accounting and payment by one party to the others of all amounts payable hereunder shall be made pursuant to the terms hereof within thirty (30) days following such termination.

     Section 6.4. Independent Contractor. Each party shall be an independent contractor and not an employee of, or partner or joint venturer with, any other party to this Agreement.

     Section 6.5. Force Majeure. No party shall be in default of this Agreement or liable to the other parties for any delay or default in performance where occasioned by any cause of any kind or extent beyond its control, including but not limited to, armed conflict or economic dislocation resulting therefrom; embargoes; shortages of labor, raw materials, production facilities or transportation; labor difficulties; civil disorders of any kind; action of any civil or military authorities (including, priorities and allocations); fires; floods and accidents. The dates on which the obligations of the party are to be fulfilled shall be extended for a period equal to the time lost by reason of any delay arising, directly or indirectly from:

          (a) Any of the foregoing causes, or

          (b) Inability of a party, as a result of causes beyond its reasonable control, to obtain instruction or information from the other appropriate party in time to perform its obligations by such dates.

     Section 6.6. Entire Agreement. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties or certifications, express or implied, shall exist as between the parties except as stated herein.

     Section 6.7. Amendments. No amendments, waivers or modifications hereof shall be made or deemed to have been made unless in writing, executed by the party or parties to be bound thereby.

     Section 6.8. Severability. If any provision in this Agreement or the application of such provision to any person or circumstance shall be invalid,

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illegal or unenforceable,  the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid, illegal or unenforceable shall not be affected thereby.

     Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

     Section 6.10. Successors and Assigns. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto, and any attempt to assign any rights or obligations arising, under this Agreement without such consent shall be void. This Agreement shall be binding, upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 6.11. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the state of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the state of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Texas.

     Section 6.12. Submission to Jurisdiction; Service; Waivers. WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, EACH PARTY (A) IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS
LOCATED IN DALLAS COUNTY, TEXAS (B) AGREES THAT THE VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVE TO SUCH COURTS, AND (C) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PARTY, BY CERTIFIED OR REGISTERED MAIL AT THE ADDRESS SPECIFIED IN SECTION 6.2.

     Section 6.13. No Third-Party. This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     Section 6.14. Titles and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

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     Executed as of the Effective Date.

                                CONTRAN CORPORATION


                                By:  /s/ Bobby D. O'Brien
                                     -----------------------------------------
                                     Bobby D. O'Brien, Vice President



                                TREMONT LLC


                                By:  /s/ Robert D. Graham
                                     -----------------------------------------
                                     Robert D. Graham, Vice President



                                TITANIUM METALS CORPORATION


                                By:  /s/ J. Landis Martin
                                     -----------------------------------------
                                     J. Landis Martin,  Chairman of the Board,
                                     President and Chief Executive Officer


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